Supplement dated November 1, 2018
to the Prospectus (as previously supplemented, if applicable) of each of the following funds (each, a Fund, and collectively, the Funds):
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Large Cap Growth Fund (Class E)	11/1/2017
Multi-Manager Alternative Strategies Fund	1/1/2018
Multi-Manager Directional Alternative Strategies Fund	9/1/2018
Multi-Manager Growth Strategies Fund	8/1/2018
Multi-Manager International Equity Strategies Fund	5/7/2018
Multi-Manager Small Cap Equity Strategies Fund	1/1/2018
Multi-Manager Total Return Bond Strategies Fund	1/1/2018
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2018
Effective immediately, the paragraph under the heading "Redemption of Newly Purchased Shares" in the "Buying, Selling and Exchanging Shares - Selling Shares" section is hereby superseded and replaced with the following:
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_075_(11/18)